SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2002

                            Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Tennessee                     001-11421                61-0502302
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)

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            100 Mission Ridge
        Goodlettsville, Tennessee                                      37072
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  (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           ----------------

          (Former name or former address, if changed since last report)


ITEM 9.  REGULATION FD DISCLOSURE

On August 8, 2002, Dollar General Corporation (the "Company") issued a news release containing July sales results for the four-week period ending August 2, 2002, an announcement that the Company will host a conference call on August 29, 2002, and the August sales outlook. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Dollar General Corporation
                                 (Registrant)

August 8, 2002                   By:  /s/ Susan S. Lanigan
                                     ---------------------------------------
                                     Susan S. Lanigan
                                     Vice President, General Counsel and
                                     Corporate Secretary

Exhibit Index
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Exhibit No.               Item

99.1          News release of August 8, 2002